UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21707

PRESIDIO FUNDS (Exact name of registrant as specified in charter)

3717 Buchanan Street, Suite 200
San Francisco, CA 94123
(Address of principal executive offices) (Zip code)

Kevin C. O’Boyle Presidio Fund 3717 Buchanan Street, Suite 200 San Francisco, CA 94123 (Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 441-3034

Date of fiscal year end: April 30

Date of reporting period: October 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Presidio Fund

Semi-Annual Report
October 31, 2008

Presidio Funds 1-800-595-3166 www.presidiofunds.com

December 1, 2008

Dear Shareholder:

This semi-annual shareholder report covers the six-month period ended October 31, 2008. Please refer to the Fund's website at www.presidiofunds.com for information regarding dividend and capital gains distributions, which will be nominal in 2008. The website also contains a link to the recent article by Morningstar Advisor Magazine profiling Presidio Fund Manager, Kevin O'Boyle.

Presidio Fund's net asset value on October 31, 2008 was $10.14, representing a 6.52% cumulative total return since inception. This compares to a <9.24%> cumulative total return for the Dow Jones Wilshire 5000 index during the same time period. At period end, 84.61% of the Fund's net assets were invested in equities, 15.39% in net cash.* Total net assets amounted to $48,155,997.

Global Breakdown

The global financial system broke down during the reporting period, resulting in large price declines in most asset classes and in most geographic markets across the world. Presidio Fund generated a loss of 24.89% compared to a 29.40% loss for the Dow Jones Wilshire 5000 index, and 24.39% loss for the Russell 2000 for the six month period ended October 31, 2008.

I am disappointed that the Fund's performance did not hold up better during this market collapse. For the most part, only the net cash position helped the Fund withstand the onslaught, although the Gold ETF holding declined less than the market. The selling in equities markets was fairly indiscriminate, regardless of a company's fundamental long-term business prospects. There were few investments left unscathed, and the Fund's equity investments were not immune. Strangely enough, Presidio Fund's performance relative to the Russell 2000 was hurt by its lack of investments in small-cap financial stocks, which suffered relatively small losses during the period.

The Dow Jones Wilshire 5000 declined almost 37% from its peak in mid-October 2007 through the end of October 2008, and lost another 8% in November. Various valuation metrics, including those we use to measure Presidio Fund's portfolio, indicate that the U.S. stock market is now generally under-valued. Moreover, previously very bearish investment managers such as Jeremy Grantham of GMO and Bob Rodriguez of First Pacific Advisors (FPA) have stated publicly that their firms are now cautiously increasing their exposure to the stock market.

Still, while remaining optimistic about long-term investment prospects, I expect there to continue to be bad news on both the financial and economic fronts. I will not rehash the events that have brought us to this point in the financial crisis, as they have been well-documented elsewhere. In my opinion, however, the rash of unbelievably costly new policies and actions that have been implemented by government authorities to resolve the financial crisis have not been adequately considered. These new policies do not seem to be leading to a re-constituted financial system that can engender sustainable and relatively consistent economic growth, do not appear to holistically address the problems rooted in the financial system, and do not even appear to put the public's best interests ahead of special

*Net cash represents cash equivalents and other assets less liabilities.

2008 Semi-Annual Report 1

interests. However, many problems ultimately go away with the simple passage of time - especially when market mechanisms are allowed to work. Moreover, over time, government authorities often arrive at solutions that work in some fashion.

Staying Power

Investment return data for the past century show that the greatest real investment returns over long periods of time (decades, not necessarily years) come from investing in stocks, small-cap stocks in particular. The requirement for achieving these higher investment returns is that you must endure stomach-wrenching volatility. Company earnings fluctuate wildly based upon prevailing economic conditions, and valuations can deviate from so-called "normal" levels for what seems like forever.

To prevent being shaken out of an equity investment program at the worst possible moments, an investor should live within his/her means and have: 1) a manageable debt load, 2) a "rainy day" fund to get by during tough times, and 3) a long-term investment horizon. During the past century, those with true staying power have reaped great rewards.

About a year and a half ago, I happened upon a presentation made by David Swensen, the renowned investment manager of the Yale University endowment. He outlined the returns that would have been generated had one invested $1 in 1925, and continued reinvesting the proceeds from that initial $1 until the end of 2006. Assuming no brokerage expense, mutual fund fees, or taxes; U.S. treasury bills would have yielded a 3.7% compounded annual return (not much more than inflation, which amounted to about 3% compounded annually), U.S. treasury bonds 5.4%, large-cap stocks 10.4%, and small-cap stocks 12.6% . By the end of 2006, the $1 invested in U.S. treasury bills in 1925 would have been worth about $19, while the $1 invested in small-cap stocks would have been worth about $15,922.

Suppose that my grandmother actually invested $1,000 in small-cap stocks in 1925 at the age of 26. She would have been confronted with the Great Depression beginning in late 1929, just as she was early in the process of raising a family. From the stock market peak of 1929 to the bottom in the summer of 1932, she would have seen her small-cap stock portfolio decline by roughly 90%! But from the bottom in mid-1932, $1 invested in small-cap stocks would have delivered about $159,000 by the end of 2006, a compounded annual return of 17.7% . While circumstances are different now, just imagine the wealth creation if my grandmother had not only been able to hold fast with her portfolio, but also added to her investment each year!

It was not possible to predict that the stock market would decline up to 90% in the Great Depression or that the bottom would occur during mid-1932. Similarly, it is not possible to predict the future course of the market now. It should also be noted that, for better or worse, U.S. investment conditions will not be the same in the 21st century as they were in the 20th century. Still, the most important question to answer seems to be: Do you have staying power?

If you do, then increasing your investment in the stock market as it declines makes a lot of sense.

Portfolio Changes

Presidio Fund has staying power, and put cash to work as the stock market declined. Due to the rather indiscriminate market collapse and a deteriorating economic environment, the portfolio is being re-positioned.

2008 Semi-Annual Report 2

It is now possible to own high-quality business franchises without paying a premium. It is also extremely difficult for companies to turn around their bottom-line results in the midst of a significant recession. So, the investment emphasis has shifted to companies that generate substantial free cash flow, are well-positioned to sustain that free cash flow in the current environment, and historically have allocated the proceeds through shareholder-friendly actions such as high dividend pay-out ratios, share repurchases, and/or compelling acquisitions that do not stretch the balance sheet.

New investments during the period that appear to meet these criteria included AT&T, Berkshire Hathaway, Healthcare Services Group, Hillenbrand, MMC, Syngenta, Verizon, and V.F. Corporation. The Fund also invested in two dividend-paying small-cap utility stocks that have unusually attractive long-term earnings growth opportunities.

Presidio Fund maintained most of its existing investments in companies which possess the characteristics outlined in the conclusion of our last report, even though earnings growth may not be realized in the current economic environment. The major exception is that the Fund reduced its exposure to companies that sell capital goods. The Fund also sold, and has continued to sell, a number of positions that do not possess these aforementioned characteristics. Many, but certainly not all, of these sales occurred early in the reporting period when the market was still relatively strong.

Cognex, eResearch Technology, and Volterra Semiconductor were also sold as investment objectives were achieved. Finally, the Fund tendered its shares in IKON Solutions, Radyne, and Synplicity when those companies were acquired.

Conclusion

While Presidio Fund remains focused on investing in equities, and such investments are inherently risky; the Fund employs no leverage, invests only in liquid assets trading on active exchanges, and has plenty of cash on hand. Presidio Fund also does not have an inordinate amount of exposure to any single brokerage counterparty, and does not engage in securities lending.

It should also be noted that your custodian bank, U.S. Bank, has fared much better than its peers so far during this crisis. The Investment Advisor is also unleveraged, and runs a lean operation with limited fixed overhead costs. Finally, the portfolio manager remains one of the largest shareholders of the Fund.

In closing, I would like to thank shareholders for your continued support and trust.

Kevin O'Boyle
President

2008 Semi-Annual Report 3

Presidio Fund

By Industry Sectors Based on Percent of Net Assets
                                (Unaudited)

*Net Cash represents cash equivalents and other assets less liabilities.

PERFORMANCE INFORMATION

October 31, 2008 NAV $10.14

Average annual rate of return (%) for periods ended October 31, 2008.

		Since
	1 Year(A)	Inception(A)
Presidio Fund	-31.01%	1.82%
Dow Jones Wilshire 5000 Index(B)	-36.31%	-2.73%

(A)1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Presidio Fund was May 3, 2005.

(B)The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. The composition of the Dow Jones Wilshire 5000 Index is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-595-3166.

2008 Semi-Annual Report 4

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

     KCO Investments, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.presidiofunds.com or is also available without charge, upon request, by calling our toll free number (1-800-595-3166). It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-800-595-3166). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Expense Example (Unaudited)

     Shareholders of this Fund incur ongoing costs consisting of management fees and services fees. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on May 1, 2008 and held through October 31, 2008.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	May 1, 2008 to
	May 1, 2008	October 31, 2008	October 31, 2008

Actual	$1,000.00	$751.11	$6.62

Hypothetical	$1,000.00	$1,017.64	$7.63
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2008 Semi-Annual Report 5

Presidio Fund

		Schedule of Investments
		October 31, 2008 (Unaudited)

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS

Aerospace/Defense
48,200	Argon ST, Inc. *	$ 1,005,452	2.09%
Agriculture
21,200	Syngenta AG (Switzerland)	792,456	1.65%
Basic Materials
6,900	Goldcorp, Inc. (Canada)	128,754
30,500	Newmont Mining Corp.	803,370
		932,124	1.94%
Business Services
14,400	FTI Consulting, Inc. *	838,800
69,100	Healthcare Services Group Inc.	1,144,296
49,848	IKON Office Solutions, Inc.	858,881
91,100	Learning Tree International, Inc. *	1,161,525
		4,003,502	8.31%
Capital Goods
51,400	FARO Technologies, Inc. *	779,738
230,715	Flow International Corp. *	885,946
		1,665,684	3.46%
Consumer Products
80,800	Carters, Inc. *	1,716,192
25,000	Electronic Arts Inc. *	569,500
31,300	Helen of Troy Ltd. *	563,087
62,100	Hillenbrand, Inc.	1,179,900
9,400	VF Corp.	517,940
		4,546,619	9.44%
Energy
19,600	Key Energy Services Inc. *	121,520
26,700	Occidental Petroleum Corp.	1,482,918
11,600	Whiting Petroleum Corp. *	603,084
26,800	Willbros Group, Inc. *	415,132
		2,622,654	5.45%
Healthcare Products and Services
61,700	Abaxis, Inc. *	948,329
72,900	Allscripts-Misys Healthcare Solutions Inc. *	473,850
67,400	Boston Scientific Corp. *	608,622
16,400	Cardinal Health, Inc.	626,480
38,500	CONMED Corp. *	1,008,700
		3,665,981	7.61%
Industrial Products and Services
19,600	Electronics for Imaging, Inc. *	207,760
53,300	Gentex Corp.	511,147
125,500	Jabil Circuit, Inc.	1,055,455
46,200	Molex, Inc.	665,742
22,700	Molex, Inc. Class A	291,468
21,700	Weyerhaeuser Co.	829,374
28,400	Zebra Technologies Corp. CL A *	574,816
		4,135,762	8.59%
Insurance and Insurance Brokers
8	Berkshire Hathaway Inc. Class A *	923,920
30,000	Marsh & McLennan Companies, Inc.	878,400
		1,802,320	3.74%
Media
104,400	News Corp. CL A	1,110,816	2.31%

*Non-Income Producing Securities.

The accompanying notes are an integral part of these financial statements.

2008 Semi-Annual Report 6

Presidio Fund

		Schedule of Investments
		October 31, 2008 (Unaudited)

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Retail
42,000	Advance Auto Parts, Inc.	$ 1,310,400
36,000	Jo-Ann Stores, Inc. *	689,760
		2,000,160	4.15%
Technology
293,800	Advanced Analogic Technologies, Inc. *	884,338
66,600	Broadcom Corp. *	1,137,528
144,400	Compuware Corp. *	921,272
31,000	Power Integrations, Inc. *	650,690
		3,593,828	7.46%
Telecommunications Equipment
120,600	Arris Group Inc. *	833,346
43,100	EMS Technologies, Inc. *	900,790
195,300	TTI Team Telecom International Ltd. (Israel) *	197,253
		1,931,389	4.01%
Telecommunications Services
38,100	AT&T, Inc.	1,019,937
15,000	Verizon Communications Inc.	445,050
		1,464,987	3.04%
Utilities
25,700	ALLETE Inc.	899,500
47,900	Northwestern Corp.	935,966
		1,835,466	3.81%
Total for Common Stocks (Cost $45,569,201)		37,109,200	77.06%
EXCHANGE TRADED FUNDS
45,600	Market Vectors Gold Miners ETF	955,320
17,100	PowerShares DB Agriculture	439,470
31,400	SPDR Gold Shares *	2,240,076
Total for Exchange Traded Funds (Cost $4,728,066)		3,634,866	7.55%
GOVERNMENT BILLS
2,000,000	US Treasury Bill, 1.59%, 11/13/2008	1,998,692
2,000,000	US Treasury Bill, 1.65%, 11/28/2008	1,997,369
Total for Government Bills (Cost $3,996,061)		3,996,061	8.30%
Cash Equivalents
3,788,739	Fidelity Treasury Only Class I 0.89% **	3,788,739	7.86%
	(Cost - $3,788,739)
	Total Investments	48,528,866	100.77%
	(Cost - $58,082,067)
	Liabilities in Excess of Other Assets	(372,869)	-0.77%
	Net Assets	$ 48,155,997	100.00%

*Non-Income Producing Securities.
** Variable rate security; the coupon rate shown represents the rate at October 31, 2008.

The accompanying notes are an integral part of these financial statements.

2008 Semi-Annual Report 7

Presidio Fund

Statement of Assets and Liabilities (Unaudited)
October 31, 2008

Assets:
Investment Securities at Market Value	$ 48,528,866
(Identified Cost - $58,082,067)
Cash	100
Receivables:
Securities Sold	829,262
Fund Shares Sold	10,225
Dividends and Interest	18,952
Total Assets	49,387,405
Liabilities
Payables:
Administrative Fees	20,543
Management Fees	41,086
Securities Purchased	1,116,710
Fund Shares Redeemed	53,069
Total Liabilities	1,231,408
Net Assets	$ 48,155,997
Net Assets Consist of:
Paid In Capital	$ 58,804,284
Accumulated Undistributed Net Investment Income	109,585
Realized Loss on Investments - Net	(1,204,671)
Unrealized Depreciation in Value
of Investments Based on Identified Cost - Net	(9,553,201)
Net Assets, for 4,747,613 Shares Outstanding	$ 48,155,997
(Unlimited number of shares authorized without par value)
Net Asset Value and Redemption Price (Note 2)
Per Share ($48,155,997/4,747,613 shares)	$ 10.14
Minimum Redemption Price Per Share ($10.14 * 0.98) (Note 2)	$ 9.94

Statement of Operations (Unaudited)
For the six month period ended October 31, 2008

Investment Income:
Dividends (Net of foreign withholding tax of $33)	$ 491,035
Interest	105,092
Total Investment Income	596,127
Expenses:
Services Fees (Note 3)	162,181
Management Fees (Note 3)	324,361
Total Expenses	486,542

Net Investment Income	109,585

Realized and Unrealized Gain (Loss) from Investments:
Net Realized Loss from Investments	(1,199,828)
Net Change In Unrealized Depreciation from Investments	(15,435,186)
Net Realized and Unrealized Loss from Investments	(16,635,014)

Net Decrease in Net Assets Resulting from Operations	$ (16,525,429)

The accompanying notes are an integral part of these financial statements.

2008 Semi-Annual Report 8

Presidio Fund

Statements of Changes in Net Assets	(Unaudited)
	Six Months	For the year
	ended	ended
	October 31, 2008	April 30, 2008
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ 109,585	$ (411,502)
Net Realized Gain (Loss) from Investments	(1,199,828)	2,242,903
Unrealized Depreciation on Investments	(15,435,186)	(4,535,544)
Net Decrease in Assets Resulting from Operations	(16,525,429)	(2,704,143)

Distributions to Shareholders from realized gains	-	(3,449,342)

Capital Share Transactions:
Proceeds From Sale of Shares	4,423,373	19,700,285
Proceeds From Redemption Fees (Note 2)	14,310	6,308
Shares Issued on Reinvestment of Dividends	0	3,335,771
Cost of Shares Redeemed	(8,018,688)	(12,322,736)
Net Increase (Decrease) from Shareholder Activity	(3,581,005)	10,719,628
Total Increase (Decrease)	(20,106,434)	4,566,143
Net Assets at Beginning of Period	68,262,431	63,696,288
Net Assets at End of Period (includes undistributed net	$ 48,155,997	$ 68,262,431
investment income of $109,585 and $0, respectively)
Share Transactions:
Issued	360,785	1,360,326
Reinvested	0	236,244
Redeemed	(669,531)	(868,388)
Net Increase (Decrease) in Shares	(308,746)	728,182
Shares Outstanding Beginning of Period	5,056,359	4,328,177
Shares Outstanding End of Period	4,747,613	5,056,359

Financial Highlights	(Unaudited)
Selected data for a share of capital stock	Six Months		For the year	For the year	For the period
outstanding throughout the period:	ended		ended	ended	ended
	October 31, 2008		April 30, 2008	April 30, 2007	April 30, 2006*
Net Asset Value -
Beginning of Period	$ 13.50		$ 14.72	$ 13.00	$ 10.00
Net Investment Income (Loss) ****	0.02		(0.08)	(0.06)	(0.07)
Net Gains or Losses on Securities
(realized and unrealized)	(3.38)		(0.43)	1.78	3.07
Total from Investment Operations	(3.36)		(0.51)	1.72	3.00
Less Distributions from realized gains	0.00		(0.71)	0.00	0.00
Net Asset Value -
End of Period	$ 10.14		$ 13.50	$ 14.72	$ 13.00
Total Return *****	(24.89)%	***	(3.65)%	13.23%	30.00%	***
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 48,156		$ 68,262	$ 63,696	$ 36,227
Ratio of Expenses to Average Net Assets	1.50%	*	1.50%	1.50%	1.50%	**
Ratio of Net Income (Loss) to Average Net Assets	0.34%	**	-0.59%	-0.47%	-0.59%	**
Portfolio Turnover Rate	55.80%	***	84.14%	57.55%	29.50%

* May 3, 2005 (Commencement of investment operations) through April 30, 2006.
** Annualized *** Not annualized.
**** Per share amounts were calculated using the average shares method.
***** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions to shareholders.

The accompanying notes are an integral part of these financial statements.

2008 Semi-Annual Report 9

NOTES TO FINANCIAL STATEMENTS
PRESIDIO FUND

OCTOBER 31, 2008 (Unaudited)

1.) ORGANIZATION

Presidio Fund (the "Fund") is a non-diversified series of the Presidio Funds (the "Trust"), which is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized in Ohio as a business trust on January 22, 2004, and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, the Fund is the only series authorized by the Trust. The Fund commenced operations on May 3, 2005. The Fund’s investment adviser is KCO Investments, Inc. (the “Adviser”). The Fund's investment objective is long-term growth of capital.

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: Securities that are traded on any exchange or on the NASDAQ over-the-counter market generally are valued at the last quoted sale price. Lacking a last sale price, a security is generally valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement on Financial Accounting Standards (“SFAS”) No. 157 "Fair Value Measurements," effective May 1, 2008. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. In accordance with SFAS No. 157, fair value is defined as the price that would be received by the Fund upon selling an asset or paid by the Fund to transfer a liability in an orderly transaction between market participants at the measurement date. In the absence of a principal market for the asset or liability, the assumption is that the transaction occurs on the most advantageous market for the asset or liability. SFAS No. 157 established a three-tier fair value hierarchy that prioritizes the assumptions, also known as "inputs", to valuation techniques used by market participants to measure fair value. The term "inputs" refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used

2008 Semi-Annual Report 10

Notes to the Financial Statements (Unaudited) - continued

to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The valuation techniques used to measure fair value should maximize the use of observable inputs and minimize the use of unobservable inputs. The three-tier hierarchy of inputs is summarized in three levels with the highest priority given to Level 1 and the lowest priority given to Level 3: Level 1 - quoted prices in active markets for identical securities, Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) and Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities. The following is a summary of the inputs used as of October 31, 2008 in valuing the Fund's assets carried at fair value:

Investments
Valuation Inputs	in Securities
Level 1- Quoted Prices	$48,528,866
Level 2- Significant Other Observable Inputs	0
Level 3- Significant Unobservable Inputs	0
Total	$48,528,866

In March 2008, FASB issued the Statement of Financial Accounting Standards No.161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each fund are subject to a redemption fee of 2% if redeemed within 180 days of purchase. To discourage large and frequent short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund imposed the redemption fee. During the six month period ended October 31, 2008 proceeds from redemption fees were $14,310.

FOREIGN CURRENCY: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

2008 Semi-Annual Report 11

Notes to the Financial Statements (Unaudited) - continued

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

SECURITY LOANS: The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks or institutional investors. The Fund would receive compensation in the form of fees, or it would retain a portion of interest on the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

SECURITY TRANSACTION TIMING: Security transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NEW ACCOUNTING PRONOUNCEMENT: The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 - Accounting for Uncertainty in Income Taxes, on May 1, 2007. FASB Interpretation No. 48 requires that the tax effects of certain tax positions be recognized. These tax provisions must meet a "more likely than not" standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

3.) MANAGEMENT AND SERVICES AGREEMENTS

The Fund has a management agreement with the Adviser (the "Management Agreement") to furnish investment advisory services to the Fund, consistent with the Fund’s objectives and policies. The Fund will pay the Adviser a monthly management fee based on the Fund's average daily net assets at the annual rate of 1.00% . The Fund also has a services agreement with the Adviser (the "Services Agreement"), under which the Fund pays the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of .50% on assets up to $75 million and .40% on assets in excess of $75 million. Under the Services Agreement, the Adviser provides administrative and supervisory services as well as the services of a Chief

2008 Semi-Annual Report 12

Notes to the Financial Statements (Unaudited) - continued

Compliance Officer; and assumes all Fund operating expenses other than the management fee, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and extraordinary or non-recurring expenses. Kevin O'Boyle is the sole shareholder of the Adviser and also serves as a trustee/officer of the Fund. For the six month period ended October 31, 2008, the Adviser earned management fees totaling $324,361, of which $41,086 was still due to the Adviser at October 31, 2008. For the same period the Adviser earned administrative fees of $162,181, of which $20,543 was still due to the Adviser at October 31, 2008.

4.) INVESTMENT TRANSACTIONS

For the six month period ended October 31, 2008, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $28,785,256 and $31,123,291, respectively. Purchases and sales of U.S. Government obligations aggregated $14,440,144 and $15,500,000, respectively.

At October 31, 2008, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$2,414,618	($11,967,819)	($9,553,201)

5.) TAX MATTERS

The Fund did not pay a dividend distribution for the fiscal six month period ended October 31, 2008.

6.) RELATED PARTY TRANSACTIONS

Kevin C. O’Boyle is the owner and control person of the Adviser and also serves as a trustee/officer of the Fund. This individual receives benefits from the Adviser resulting from management and administrative fees paid to the Adviser by the Fund.

The Trustees who are not interested persons of the Fund received, in aggregate, $6,000 in Trustee fees from the Adviser through the fiscal six month period ended October 31, 2008.

2008 Semi-Annual Report 13

Board of Trustees
Eric Gonzales
John McGrath
Kevin O’Boyle
Eric Sussman

Investment Adviser
KCO Investments, Inc.

Counsel
Thompson Hine LLP

Custodian
U.S. Bank, NA

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered
Public Accounting Firm
Sanville & Company

This report is provided for the general information of the shareholders of the Presidio Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Presidio Funds 1-800-595-3166 www.presidiofunds.com

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Presidio Funds

By: /s/ Kevin C. O'Boyle Kevin C. O’Boyle President

Date: 12/30/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Kevin C. O'Boyle Kevin C. O’Boyle President

Date: 12/30/08

By: /s/ Kevin C. O'Boyle Kevin C. O’Boyle Chief Financial Officer

Date: 12/30/08